Charles Phillips President March 10, 2008 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Statements
This document contains certain forward-looking statements about Oracle and BEA including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of BEA. Actual events or results may differ materially from those described, expressed or implied in this press release due to a number of risks and uncertainties, many of which are beyond the control of
Oracle or BEA. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions, industry specific conditions and the possibility that Oracle or BEA may be adversely affected by other economic, business, and/or competitive factors. In addition, please refer to the documents that
Oracle and BEA, respectively, file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and BEA’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or BEA. Oracle and BEA are under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.
Additional Information about the Merger and Where to Find it
In connection with the proposed merger, BEA has filed a definitive proxy statement with the Securities and Exchange Commission
(the “SEC”). Additionally, BEA and Oracle will file other relevant materials in connection with the proposed acquisition of BEA by
Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Bronco Acquisition Corporation, a wholly-
owned subsidiary of Oracle, and BEA. The materials filed by BEA with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of BEA are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.
Oracle, BEA and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of BEA stockholders in connection with the proposed merger.
Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of
Oracle’s executive officers and directors in Oracle’s most recent Form 10-K and in other relevant materials filed with the SEC when they become available. Information concerning the interests of BEA’s participants in the solicitation, which may, in some cases, be different than those of BEA stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and in the proxy statement.

Oracle + BEA: A World-class Combination
•
A world-class combination
• Highly strategic acquisition for Oracle
• Complementary assets and a common vision for an open-standards infrastructure
• Stronger suite of middleware offerings for ISVs and SIs to invest in
• BEA: world-class, open-standards Java-based application server products, and a scalable messaging and transaction processing platform
• Oracle: leading database, ERP, CRM and vertical applications and other middleware offerings such as BI, EPM, ECM and identity management
• Combined scale helps move customers toward SOA/standards
•
Together: Creating a comprehensive, open middleware portfolio
• Based on best-of-breed technologies incorporated into a standards-based, hot-
pluggable Fusion Middleware platform
•
BEA employees are integral to our middleware strategy
• Significant domain expertise in this area
• Combination demonstrates Oracle’s commitment to middleware

Strategic Importance to Oracle
•
Middleware is a strategic segment for Oracle
• Critical component of “stack” competition against Microsoft, IBM, SAP, Sun and others
• SOA adoption is gaining traction in production environments in enterprises
• Foundation of the Oracle Fusion Architecture and all new applications
•
Complements Oracle’s existing product strengths
• Adds leading application server infrastructure to Oracle’s extended middleware suite
• Complementary vertical segment presence – Telco, Financial Services, Public Sector
• Extends Oracle’s global distribution channels with domain expertise
•
Why now?
• Customers have been increasingly suggesting the combination
• Customers are consolidating suppliers and selecting strategic partners
• Accelerates the adoption of open, standards-based middleware technologies
• Customers want a complete, engineered, but open stack based on standards

Why BEA?
•
Pioneer in middleware
• Industry standard Java-based application server technology
• Leading Java-based messaging and transaction processing platform
• Strong domain expertise
•
Strong reputation and established relationships
• Over 16,000 global customers
• Helps Oracle sell complementary products to combined customers
•
Complementary product suite
• Thousands of BEA customers already use Oracle applications and technology
• Oracle’s hot-pluggable architecture enables graceful product interoperability
•
Experienced global organization
• Highly experienced product development team
• Global sales expertise, strong services and support capability
• Complements Oracle’s geographical presence
• Excellent support and adoption by global system integrators and ISVs

Expected Customer and Partner Benefits
•
BEA Customers
• Investment protection and enhancement
• Extended value from integrated Oracle products
• Increased R&D investment across the combined products
• Access to Oracle’s global support and services organizations
•
Oracle Customers
• Fusion Middleware will continue to be the centerpiece of Oracle’s middleware strategy
• Increased R&D, sales and distribution capability, and support investment
• Will lead to greater innovation in the future
•
Oracle and BEA Partners
• More opportunities for partners, allowing further investment in the Oracle ecosystem
• Work with a leading vendor to address customer needs
• Increase business value and reduced cost of ownership throughout an integrated, standards-based enterprise software stack

Oracle-BEA Integration Plan (Post-Closing)
•
Retain BEA business momentum
•
BEA products are expected to evolve and become a component of
Fusion Middleware
• Jointly develop next generation enterprise application infrastructure products based on open-standards, service-oriented architecture
•
Enhance BEA customer support
• Continuity of customer support through Oracle global support infrastructure
• Generate high satisfaction levels, similar to other Oracle acquisitions
• Make sure no customer has a negative experience from this combination
• Communicate to customers as new resources and tools become available
•
Grow BEA sales and consulting
• Represent centerpiece of our middleware go-to-market strategy
• Key constraint to middleware growth has been qualified distribution skills
•
Support and enhance existing partner relationships
•
Ensure smooth transition of operations

SIEBEL
PeopleSoft
PORTAL
i-flex
Hyperion
SIEBEL
ORACLE

Employee Integration Philosophy
•
Recognition
• Combination endorses BEA’s innovation and customer success
• Alignment with Oracle will ensure ongoing innovation and growth opportunities
•
Speed
• Quickly communicating the plan to employees, partners, and customers and providing clarity is a critical success factor.
Specialization
• Draw on domain expertise for continued development of combined products, marketing, sales, consulting and support
• A number of acquired companies’ employees are in leadership positions at Oracle
• Chuck Rozwat (EVP – Product Development) ……………………………..  Rdb
• Ed Abbo (SVP – Applications Development) ……………………………….
• Jesper Andersen (SVP – Applications Strategy) …………………………...
• Bhaskar Gorti (SVP & GM – Communications Global Business Unit) ……
• Rajesh Hukku (SVP & GM – Financial Services Global Business Unit) ….
• John Kopcke (SVP, Business Intelligence and Performance Mgmt) ……..
• Mark Sunday (SVP & CIO) ……..……........................................................

Source: Oracle Support organization surveys.
70%
75%
80%
85%
90%
95%
Overall Case Global Support
Center
Solution
Effectiveness
Web Response
Time
Resolution Time
Pre-Merger
Post-Merger
PeopleSoft Customer Satisfaction Levels
• PeopleSoft customer satisfaction increased following the acquisition

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